Exhibit 10.5





                               SECOND AMENDMENT TO
                               -------------------
                    AMENDED AND RESTATED TERM LOAN AGREEMENT
                    ----------------------------------------


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this "Amendment"), dated as of May 21, 2002, is entered into by and between SVI SOLUTIONS, INC., a Delaware corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a California banking corporation ("Lender"), with reference to the following facts:

                                    RECITALS
                                    --------


         A. Borrower and Lender are parties to an Amended and Restated Term Loan Agreement, dated as of June 29, 2001, as amended by that certain First Amendment to Amended and Restated Term Loan Agreement, dated as of March 18, 2002 (collectively, the "Loan Agreement"), pursuant to which the Lender has provided the Term Loan to Borrower.

         B. Borrower and Lender wish to amend the Loan Agreement to extend the Maturity Date to May 31, 2003 and to make certain additional modifications as set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINED TERMS. All initially capitalized terms used in this Amendment (including, without limitation, in the Recitals hereto) shall have the respective meanings specified in the Loan Agreement.

         2. UPDATED BUDGET. Section 1.1 of the Loan Agreement is hereby amended such that the definition of "Budget" shall read in full as follows:

                  "'BUDGET' means, for the purpose of determining the minimum monthly required EBITDA under Section 6.18 and for any and all other purposes under this Agreement, Borrower's two-page '2003 Operating Plan - Income Statement' dated May 14, 2002, a copy of which is attached hereto as EXHIBIT 'E'."

         3. EXTENSION OF TERM OF LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby further amended such that the definition of "Maturity Date" shall read in full as follows:

                  "'MATURITY DATE' means May 1, 2003, or such later date as the Maturity Date may be extended pursuant to Section 2.2."

         4. REDUCTION IN MINIMUM BOOK NET WORTH REQUIREMENT. Section 6.17 of the Loan Agreement is hereby amended by deleting the reference therein to "$22,500,000" and by substituting therefor a reference to "18,000,000".

         5. AMENDMENTS TO FINANCIAL REPORTING REQUIREMENTS. Notwithstanding anything to the contrary set forth in Section 7.1(i) or in any other provision of the Loan Agreement, Borrower shall provide Lender with (i) rolling 13-week cash flow statements, each in form and substance acceptable to Lender, on a fortnightly basis, and (ii) together with the monthly financial statements delivered by Borrower to Lender pursuant to Section 7.1(a), a brief written discussion, in form and substance acceptable to Lender, of Borrower's financial performance for such month and of Borrower's various strategic initiatives.

         6. LOAN EXTENSION FEE. In consideration of Lender's agreement to enter into this Amendment and provide Borrower with the accommodations described herein, Borrower shall pay to Lender a fee in the amount of $100,000 (the "Loan Extension Fee"). The Loan Extension Fee shall be payable in four (4) monthly payments of $25,000 each, commencing on June 30, 2002 and continuing on the last day of each month thereafter through and including September 30, 2002. If Borrower fails to pay any installment of the Loan Extension Fee when due, the Loan Extension Fee shall increase to $200,000 and the monthly installment payments required above shall be increased so as to effect total payments of $200,000 with respect to the Loan Extension Fee.

         7. CURRENT PAYMENT OF INTEREST AND PRINCIPAL. Borrower shall pay all overdue interest and principal with respect to the Obligations no later than June 30, 2002.

         8. PAYMENT OF ACCRUED LEGAL FEES. Borrower shall pay all accrued legal fees of Lender in monthly installments of $24,000 each commencing on June 30, 2002 and continuing on the last business day of each month thereafter through and including April 30, 2003.

         9. AMENDMENT TO EXHIBIT E. Exhibit E to the Loan Agreement is hereby replaced by Exhibit E to this Amendment.

         10. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

                  (i) THIS AMENDMENT. Lender shall have received this Amendment, duly executed by Borrower;

                  (ii) ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS. The Subsidiary Guarantors shall have executed the Acknowledgement of Subsidiary Guarantors form attached to the end of this Amendment.

         11. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Loan Agreement shall remain unaltered and in full force and effect.

         12. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.

                                                SVI SOLUTIONS, INC.,
                                                a Delaware corporation

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                                UNION BANK OF CALIFORNIA, N.A.,
                                                a California banking corporation
                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                    ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS
                    ----------------------------------------



                  The undersigned hereby (a) ratify and reaffirm all of their obligations to Lender under the Subsidiary Guaranty, (b) consent to the execution and delivery by Borrower of the Amendment to which this Acknowledgement of Subsidiary Guarantors is attached and (c) confirm that the Subsidiary Guaranty remains in full force and effect. The undersigned agree that the execution of this Acknowledgment of Subsidiary Guarantors is not necessary for the continued validity and enforceability of the Subsidiary Guaranty, but is executed to induce Lender to enter into the Amendment.



Dated:  As of May ___, 2002



                                       SABICA VENTURES, INC.,
                                       a California corporation

                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------



                                       SVI RETAIL, INC.,
                                       a Delaware corporation

                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------



                                       SVI TRAINING PRODUCTS, INC.,
                                       a California corporation

                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------